Exhibit 10.14
CONFIDENTIAL PORTIONS MARKED [*******] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
November 27, 2007
Archstone-Smith Operating Trust and its affiliates
identified on the signature pages hereto
Ladies and Gentlemen:
     Reference is made to (i) the side letter, dated as of October 5, 2007, executed by the undersigned lender and borrower entities party hereto (the “Flex Side Letter”) and (ii) the Commitment Letter, dated as of November 8, 2007 (the “Commitment Letter”), among Archstone-Smith Operating Trust (the “ASOT Borrower”), Lehman Brothers Inc., Lehman Commercial Paper Inc., Banc of America Securities LLC, Bank of America, N.A. and Barclays Capital Real Estate Inc. Each capitalized term used and not otherwise defined herein shall have the meaning given to such term in the Flex Side Letter.
     The parties hereto hereby agree to amend the Flex Side Letter and to the other terms and conditions set forth herein.
     1. Tranche A Term Loans. (a)  The amount “************” referenced in Paragraph 1 of the Flex Side Letter is hereby deleted and shall be replaced with the amount “*************”.
          (b) The second sentence of Section 1 is hereby deleted in its entirety and replaced with the following: “Any discount realized by such Tranche A Term Loan Lenders from any sale, assignment or transfer of the Tranche A Term Loans to any person (other than to an affiliate of such Tranche A Term Loan Lender except for any sale, assignment or transfer to affiliates on the same terms, at the same price and in similar aggregate amounts as such Loans have been sold in comparable third-party transactions) shall be borne by the relevant Borrower and shall be paid from sources of funds described in Paragraph 9.”
     2. Tranche B Term Loans. The third sentence of Section 2 is hereby deleted in its entirety and replaced with the following: “Any discount realized by such Tranche B Term Loan Lenders from any sale, assignment or transfer of any Tranche B Loan to any person (other than to an affiliate of such Tranche B Term Loan Lender except for any sale, assignment or transfer to affiliates on the same terms, at the same price and in similar aggregate amounts as such Loans have been sold in comparable third-party transactions) shall be borne by the applicable Borrower and shall be paid from sources of funds described in Paragraph 9.”
     3. Development Loans. The third sentence of Section 3 is hereby deleted in its entirety and replaced with the following: “Any discount realized by Development Lenders from any sale, assignment or transfer of any Development Loan to any person (other than to an affiliate of such Development Lender except for any sale, assignment or transfer to affiliates on the same terms, at the same price and in similar aggregate amounts as such Loans have been sold

2
in comparable third-party transactions) shall be borne by the applicable Borrower and shall be paid from sources of funds described in Paragraph 9.”
     4. Revolving Credit Commitments. The third sentence of Section 4 is hereby deleted in its entirety and replaced with the following: “Any discount realized by such Revolving Credit Lenders from any sale, assignment or transfer of any Revolving Credit Commitments to any person (other than to an affiliate of such Revolving Credit Lenders except for any sale, assignment or transfer to affiliates on the same terms, at the same price and in similar aggregate amounts as such Loans have been sold in comparable third-party transactions) shall be borne by the applicable Borrower and shall be paid from sources of funds described in Paragraph 9.”
     5. Mezzanine Loans. The third sentence of Section 5 is hereby deleted in its entirety and replaced with the following: “Any discount realized by Mezzanine Lenders from any sale, assignment or transfer of any Mezzanine Loan to any person (other than to an affiliate of such Mezzanine Lenders except for any sale, assignment or transfer to affiliates on the same terms, at the same price and in similar aggregate amounts as such Loans have been sold in comparable third-party transactions) shall be borne by the applicable Borrower and shall be paid from sources of funds described in Paragraph 9.”
     6. Ground Lease Loan. The third sentence of Section 6 is hereby deleted in its entirety and replaced with the following: “Any discount realized by Ground Lease Lenders from any sale, assignment or transfer of any Ground Lease Loan to any person (other than to an affiliate of such Ground Lease Lender except for any sale, assignment or transfer to affiliates on the same terms, at the same price and in similar aggregate amounts as such Loans have been sold in comparable third-party transactions) shall be borne by the applicable Borrower and shall be paid from sources of funds described in Paragraph 9.”
     7. Reserves.
A. Pursuant to the Commitment Letter, the Lead Banks (as defined in the Commitment Letter) committed to provide the amount of $149,000,000 (the “Committed Amount”) of the Additional Term Loan Facilities (as defined in the Commitment Letter) to fund Syndication Costs (as defined in the Commitment Letter). The Committed Amount is being provided by the Lenders as contemplated by Paragraph 9(a) of the Flex Side Letter following negotiation with the ASOT Borrower and the parties’ mutual agreement upon the source of funds to enable the ASOT Borrower to make the payments referred to in clause (x) of Paragraph 9(a) of the Flex Side Letter. In the event that the aggregate amount of required payments by the ASOT Borrower to the Lenders of Syndication Costs pursuant to the Flex Side Letter exceeds the sum of ************************************************************************************* ************************************************************************************* ******** then the Lenders and the ASOT Borrower will remain obligated to negotiate with each other to ascertain a source of funds to pay such excess Syndication Costs (the “Excess Syndication Costs”). Notwithstanding the foregoing, and for the avoidance of doubt, (i) the ASOT Borrower hereby acknowledges and agrees that the Lenders’ commitment to provide the Committed Amount does not constitute a course of dealing and does not

3
otherwise create any express or implied commitment to fund additional loans to pay such Excess Syndication Costs and (ii) each party hereto hereby acknowledges and agrees that none of the other parties hereto, by their acceptance of this letter agreement, waive any of their respective rights under the Flex Side Letter.
B. The Borrowers hereby agree that the Additional Tranche B Term Loans (as defined in the Commitment Letter) committed to be provided by the Lead Banks (as defined in the Commitment Letter) to fund the ASOT PS Purchase (as defined in the Commitment Letter) satisfies the agreement of the Lenders under Paragraph 9(a) of the Flex Side Letter to negotiate with the ASOT Borrower so as to agree upon the a source of funds to enable the ASOT Borrower to make the payments referred to in clause (y) of Paragraph 9(a) of the Flex Side Letter.
     8. Defined Terms.
A. References to the “Loans” in the Flex Side Letter shall mean any of the Tranche A Term Loans, the Tranche B Term Loans, the loans made under the Revolving Credit Facility, the “Mezzanine Loans” (as defined in Exhibit A to the Flex Side Letter), the Development Loans and the Ground Lease Loans, as applicable. For the avoidance of doubt, (a) any reference to the Tranche A Term Loans, the Tranche B Term Loans, Revolving Credit Facility, the Mezzanine Loans, the Development Loans and the Ground Lease Loans, as applicable, in the Flex Side Letter shall include any other tranches of loans, componentized notes, senior and subordinated loans or other types of financings such Loans have been restructured into with the approval of the applicable Borrower in accordance with Paragraph 8 of the Flex Side Letter and (b) in connection with any such restructuring of any Loan, references in the Flex Side Letter to the Tranche A Term Loan Lenders, the Tranche B Term Loan Lenders, the Revolving Credit Lenders, the Development Lenders, the Mezzanine Lenders and the Ground Lease Lenders shall also include any additional Lenders for such restructured Loan.
B. References to the “Borrower” or the “Borrowers” in the Flex Side Letter shall mean any of the ASOT Borrower, the Mezzanine Borrowers, the Development Borrower and the Ground Lease Borrower, as applicable.
     9. Scrivener’s Error. The parties hereto acknowledge and agree that Property Asset Management Inc. being a party to the Flex Side Letter, the Structuring Fee Letter, dated as of May 28, 2007, and the Underwriting Fee Letter was a scrivener’s error and the correct party to such documents and this amendment is Real Estate Private Equity Inc.
     Notwithstanding anything appearing to the contrary in this letter, neither the Administrative Agent nor any Lender shall be entitled to enforce the liability and obligation of the undersigned to pay, perform and observe the obligations contained in this letter by any action or proceeding against any member, shareholder, partner, manager, director, officer, agent, affiliate, beneficiary, trustee or employee of the undersigned (or any direct or indirect member, shareholder, partner or other owner of any such member, shareholder, partner, manager, director, officer, agent, affiliate or employee of the undersigned , or any director, officer, employee, agent, manager or trustee of any of the foregoing); provided that, nothing in this paragraph shall have

4
the effect of exculpating from liability an entity that is itself an undersigned entity.
     This letter may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this letter by signing any such counterpart. Delivery of an executed signature page of this letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
     This letter shall be governed by, and constructed in accordance with, the laws of the State of New York.
     The parties hereto hereby waive any right to a trial by jury in any proceeding arising from this letter or the transactions contemplated hereby.
[Remainder of page intentionally left blank.]

     Please confirm that the foregoing is our mutual understanding by signing an executed counterpart of this letter.

Very truly yours, SENIOR LENDERS/DEVELOPMENT LENDERS: LEHMAN COMMERCIAL PAPER INC., as Senior Lender and Development Lender
By:	/s/ Francis X. Gilhool
	Name:	Francis X. Gilhool
	Title:	Authorized Signatory

BANK OF AMERICA, N.A., as Senior Lender and Development Lender
By:	/s/ Lesa Butler
	Name:	Lesa Butler
	Title:	SVP

BARCLAYS CAPITAL REAL ESTATE INC., as Senior Lender and Development Lender
By:	/s/ LoriAnn Rung
	Name:	LoriAnn Rung
	Title:	Vice President

GROUND LEASE LENDERS: LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation
By:	/s/ Charlene Thomas
	Name:	Charlene Thomas
	Title:	Authorized Signatory
[Signature Page to Amendment to Flex Loan Side Letter]

BANK OF AMERICA, N.A., a national banking association
By:	/s/ Lesa Butler
	Name:	Lesa Butler
	Title:	SVP

BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation
By:	/s/ LoriAnn Rung
	Name:	LoriAnn Rung
	Title:	Vice President

MEZZANINE LENDERS: LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation
By:	/s/ Charlene Thomas
	Name:	Charlene Thomas
	Title:	Authorized Signator

BANK OF AMERICA, N.A., a national banking association
By:	/s/ Lesa Butler
	Name:	Lesa Butler
	Title:	SVP

BARCLAYS CAPITAL REAL ESTATE FINANCE INC., a Delaware corporation
By:	/s/ LoriAnn Rung
	Name:	LoriAnn Rung
	Title:	Vice President
[Signature Page to Amendment to Flex Loan Side Letter]

UNDERWRITING FEE LETTER PARTIES: LEHMAN COMMERCIAL PAPER INC., as party to Underwriting Fee Letter
By:	/s/ Francis X. Gilhool
	Name:	Francis X. Gilhool
	Title:	Authorized Signatory

LEHMAN BROTHERS INC., as party to Underwriting Fee Letter
By:	/s/ Francis X. Gilhool
	Name:	Francis X. Gilhool
	Title:	Authorized Signatory

BANK OF AMERICA, N.A., as party to Underwriting Fee Letter
By:	/s/ Lesa Butler
	Name:	Lesa Butler
	Title:	SVP

BANC OF AMERICA SECURITIES LLC, as party to Underwriting Fee Letter
By:	/s/ Mark D. Monte
	Name:	Mark D. Monte
	Title:	Managing Director

[Signature Page to Amendment to Flex Loan Side Letter]

ACCEPTED AND AGREED TO
AS THE DATE FIRST ABOVE WRITTEN:

ASOT:

ARCHSTONE-SMITH OPERATING TRUST

By:	/s/ Jim Rosenthal

Name: Jim Rosenthal
Title:

UNDERWRITING FEE LETTER PARTIES:

REAL ESTATE PRIVATE EQUITY INC.

By:	/s/ Coburn Packard Name: Coburn Packard
Title: SVP

TISHMAN SPEYER DEVELOPMENT CORPORATION

By:	/s/ Jim Rosenthal Name: Jim Rosenthal
Title:
[Signature Page to Amendment to Flex Loan Side Letter]

DEVELOPMENT BORROWER

TISHMAN SPEYER ARCHSTONE-SMITH MULTIFAMILY HOLDINGS I (DEVELOPMENT BORROWER), L.P.

By:	Tishman Speyer Archstone-Smith Multifamily Holdings I (Development Borrower) GP, L.L.C., its general partner

	By:	/s/ Jim Rosenthal Name: Jim Rosenthal
Title:
[Signature Page to Amendment to Flex Loan Side Letter]

GROUND LEASE BORROWERS:

TISHMAN SPEYER ARCHSTONE-SMITH FAIRFAX, L.L.C.

By:	/s/ Jim Rosenthal Name: Jim Rosenthal
Title:

TISHMAN SPEYER ARCHSTONE-SMITH MARINA TERRACE, L.L.C.

By:	/s/ Jim Rosenthal Name: Jim Rosenthal
Title:

TISHMAN SPEYER ARCHSTONE-SMITH ONE SUPERIOR PLACE, L.L.C.

By:	/s/ Jim Rosenthal Name: Jim Rosenthal
Title:
[Signature Page to Amendment to Flex Loan Side Letter]